Exhibit 99.1

GTY TECHNOLOGY HOLDINGS ANNOUNCES COMPLETION OF BUSINESS COMBINATION

GTY Creates a Leading North American SaaS/Cloud Software Company Focused on the Public Sector with a Diverse and Prominent Client Base

- Establishes a vertical software solution in a sector primed for growth and undergoing a digital transformation

- Experienced management team with decades of government, technology, and financial experience to work alongside founder-led business units

Las Vegas, Nevada, February 19, 2019 – GTY Technology Holdings Inc. (Nasdaq: GTYH) (“GTY” or the “Company”), a publicly traded special purpose acquisition company, today announced the closing of its previously announced business combination between the Company and six companies that are leading the digital transformation of the public sector market, including Bonfire Interactive Ltd. (“Bonfire”), CityBase, Inc. (“CityBase”), eCivis, Inc. (“eCivis”), Open Counter Enterprises Inc. (“Open Counter”), Questica Inc. and Questica USCDN Inc. (together with Questica Inc., “Questica”) and Sherpa Government Solutions LLC (“Sherpa” and collectively with Bonfire, CityBase, eCivis, Open Counter and Questica, the “Targets”). As previously disclosed, the business combination was approved at an extraordinary general meeting of GTY’s shareholders on February 14, 2019. The business combination resulted in each of the Targets and GTY becoming wholly-owned subsidiaries of a newly formed holding company which changed its name to GTY Technology Holdings Inc. (f/k/a GTY Govtech, Inc.) in connection with the closing.

GTY was formed in November 2016 by William D. Green, Joseph M. Tucci and Harry L. You with the mandate to seek out the most compelling technology solutions. After an extensive search process, GTY brought together best-in-class companies to establish an integrated and vertical software solution in the highly fragmented and underpenetrated public sector market.

“The public sector is undergoing an extensive digital transformation,” said Stephen Rohleder, the combined company’s Chairman and CEO. “Now is the right time to invest in government technology because civic leaders and constituents want and expect an efficient, digital citizen experience; our best-in-class technology meets that need.”

With a diverse combined client base of almost 2,000 clients, the combined company will be a scaled software platform for state and local governments, helping them to address increasing demands by constituents for improved citizen experiences and more efficient operations. Establishing what it has coined as the “Digital City Hall,” the combined company will focus on improving the constituent experience and the back office through a comprehensive suite of solutions including payments, procurement, permitting, budgeting, and grants management.

“We are in the first inning as a vertical SaaS solution, which is why we are excited to have brought together the leaders in the field,” said Harry You, President, CFO and director of GTY, and CFO and director of the combined company. “With an experienced public equity management team, we see our company as an on-ramp to accelerate each of our respective business units’ growth, driving cross-selling among the business units and converting on their strong backlog and greenfield market opportunities.”

The combined company’s common stock and warrants are expected to begin trading on The Nasdaq Capital Market on Wednesday, February 20, 2019 under the symbols “GTYH” and “GTYHW,” respectively. None of GTY’s warrants were exchanged in connection with the closing pursuant to the terms of the warrant amendment, which was approved at GTY’s extraordinary meeting of warrant holders on February 14, 2019.

Company Contacts:

Carter Glatt

Senior Vice President, Corporate Development, GTY

carter@gtytechnology.com

(702) 945-2898

About GTY Technology Holdings Inc. (f/k/a GTY Govtech, Inc.)

GTY Technology Holdings Inc. is a leading public sector SaaS company which offers a cloud-based suite of solutions for North American state and local governments. For more information, please visit www.gtytechnology.com.

About Bonfire

Bonfire, a leader in strategic sourcing and procurement technology, empowers organizations to make the right purchasing decisions. With tools to support the entire vendor lifecycle (sourcing, contract management, and vendor performance), Bonfire goes beyond traditional mechanics to make complex decision making easy. Bonfire works the way you do on a single cloud platform designed to unite stakeholders, absorb compliance requirements, and facilitate advanced evaluation techniques. The combination of flexible technology with world-class customer service makes Bonfire the solution of choice for both public and private sector organizations of all sizes around the globe. Bonfire was named as a 2018 Gartner Cool Vendor and proudly reports a client retention rate greater than 96 percent.

About CityBase

CityBase gives people and businesses an intuitive way to interact with utilities and government agencies. CityBase’s technology dramatically improves constituent services through payment solutions, digital services and API development for cities, states and utilities.

About eCivis

Since 2000, eCivis has been the most trusted and widely used SaaS grant management system by state, local and tribal governments. eCivis helps thousands of government agencies maximize their grant revenues, track their financial and program performance, prepare cost allocation plans and budgets, and access free open data tools to make sense of Federal data.

About Open Counter

Open Counter builds user-friendly software to guide applicants through complex permitting and licensing procedures, guiding applicants through the process by estimating the total fees and requirements for the project, and allowing applicants to apply and pay for permits online.

About Questica

Questica’s budget preparation and management software suite – Questica Budget – Integrates with more than 25 financial systems and other systems. This ensures organizations can access all the information they need to develop, track, monitor and adjust their budgets, plus report out to stakeholders when and to who they need to. Questica Budget Suite’s Operating, Salary, Capital and Performance modules ensure public sector organizations have a clear view into their budgets, forecasts and expenditures, thus enabling those organizations to deliver on their financial and non-financial strategic objectives. Additionally, Questica’s easy-to-use OpenBook transparency and data visualization software can be used to share an organization’s financial and non-financial information with both its internal and external stakeholders.

About Sherpa

Sherpa is a provider of public sector budgeting software and consulting services. Sherpa’s highly-configurable software enables rapid and collaborative implementations. Clients have benefitted from a unique deployment model, staffing projects with consultants averaging 20 years of experience and having one project team from sales through implementation to post-implementation support.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The combined company’s actual results may differ from GTY’s and the combined company’s expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the combined company’s expectations with respect to future performance and anticipated impacts of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the combined company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the risk that the business combination disrupts current plans and operations; (2) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (3) costs related to the business combination; (4) the outcome of the New York and California lawsuits among the Company, OpenGov, Inc. and the other parties thereto, as well as any other legal proceedings that may be instituted against the combined company in connection with the business combination; (5) the inability to maintain the listing of the combined company’s common stock on The Nasdaq Stock Market following the business combination; (6) changes in applicable laws or regulations; (7) the possibility that a Target or the post-combination company may be adversely affected by other economic, business, and/or competitive factors; (8) any government shutdown which impacts the ability of the Targets’ customers to purchase the Targets’ products and services; and (9) other risks and uncertainties included in the final proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2019 , including those under “Risk Factors” therein, and in GTY’s and the combined company’s other filings with the SEC. We caution you that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.